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COCA-COLA ENTERPRISES, INC. REPORTS SECOND-QUARTER 2015
RESULTS, AFFIRMS FULL-YEAR EARNINGS OUTLOOK

•	Second-quarter diluted earnings per share were 75 cents on a reported basis or 79 cents on a comparable basis, including a negative currency translation impact of 18 cents.

•	Net sales were $1.9 billion, down 17½ percent on a reported basis or down 2 percent on a currency-neutral basis; volume declined 1 percent.

•	Reported operating income was $275 million, down 7 percent; comparable operating income was $289 million, down 15 percent or up 2 percent on a currency-neutral basis.

•
CCE affirms its full-year guidance for 2015, including comparable and currency-neutral diluted earnings per share growth at the upper end of the range of 6 percent to 8 percent, with slightly positive net sales and operating income growth.

ATLANTA, July 30, 2015 - Coca-Cola Enterprises, Inc. (NYSE/Euronext Paris: CCE) today reported second-quarter 2015 operating income of $275 million or $289 million on a comparable basis. In the quarter, diluted earnings per share were 75 cents on a reported basis or 79 cents on a comparable basis. Currency translation had a negative impact of 18 cents on comparable diluted earnings per share.
In the second-quarter 2015, net sales totaled $1.9 billion, down 17½ percent from the same quarter a year ago. On a currency-neutral basis, net sales declined 2 percent.
“The consumer environment across our territories continues to limit retail value growth, including the nonalcoholic ready-to-drink category,” said John F. Brock,

Reconciliations of reported (GAAP) to comparable (non-GAAP) information and other non-GAAP measures used by management in managing the business are detailed on pages the following pages of this news release.

chairman and chief executive officer. “We are managing each element of our business to maximize the value of our brands, to sustain high levels of customer service, and to improve our growth outlook.
“We are now into the key summer selling season, and our people are working diligently and effectively to utilize the strengths of our summer marketing campaigns, such as the Rugby World Cup, and our brand and package innovation initiatives to drive value growth.
“These efforts support a business-wide focus on achieving our most important goal: continuing to build shareowner value.”
Operating Review
Total second-quarter volume declined 1 percent, impacted by the challenging retail environment and strong prior year growth of 3½ percent. Sparkling brands declined 2½ percent. Coca-Cola trademark declined 3 percent, after cycling prior year growth of 4 percent, and as benefits from Coca-Cola Life and low single-digit growth in Coca-Cola Zero partially offset declines in other Coca-Cola brands. Energy brands grew more than 15 percent, driven primarily by Monster. Still brands grew 7 percent, with growth in Capri-Sun and the introduction of smartwater in Great Britain. Volume in both Great Britain and continental Europe declined 1 percent.
Second-quarter net pricing per case declined 1 percent, and cost of sales per case declined 3 percent, creating gross margin improvement. Operating expenses were up 1 percent. These figures are comparable and currency neutral.
“At every level of our company, we are focused on innovation, including building value from newer brands such as Coca-Cola Life, smartwater, and Finley, and expanding distribution of existing brands such as Capri-Sun and Monster,” said Hubert Patricot, executive vice president and president, European Group.
“In addition, we continue to roll out our One Brand strategy, which links each of our Coca-Cola trademark products by reinforcing the message of one unified Coca-Cola and highlighting each product’s unique consumer proposition. We believe this strategy helps consumers make more informed choices, which ultimately helps us to drive increasing value for our customers and our shareowners.”
Full-Year 2015 Outlook
For 2015, CCE continues to expect diluted earnings per share to grow at the upper end of the range of 6 percent to 8 percent on a comparable and currency-neutral basis. Based on recent rates, currency translation would negatively impact full-year 2015 diluted earnings per share by approximately 18 percent.
Net sales and operating income are each expected to achieve slightly positive growth on a comparable and currency-neutral basis.
The company expects 2015 free cash flow in a range of $600 million to $650 million including the expected negative impact of currency translation based on recent rates. Capital expenditures are expected to be approximately $325 million. Weighted average cost of debt is expected to be approximately 3 percent, and the comparable effective tax rate for 2015 is expected to be in a range of 27 percent to 28 percent.
CCE expects to repurchase approximately $600 million of its shares in 2015. Through the end of the second quarter, the company repurchased approximately $500 million of its shares. These plans may be adjusted depending on economic, operating, or other factors, including acquisition opportunities.

Conference Call
CCE will host a conference call with investors and analysts today at 10 a.m. EDT. The call can be accessed through the company’s website at www.cokecce.com.
About CCE
    Coca-Cola Enterprises, Inc. is the leading Western European marketer, producer, and distributor of nonalcoholic ready-to-drink beverages and one of the world’s largest independent Coca-Cola bottlers. CCE is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, the Netherlands, Norway, and Sweden. CCE operates with a local focus and has 17 manufacturing sites across Europe, where the company manufactures nearly 90 percent of its products in the markets in which they are consumed. Sustainability is core to CCE’s business, and the company has been recognized by leading organizations in North America and Europe for its progress in water use reduction, carbon footprint reduction, and recycling initiatives. For more information about CCE, please visit www.cokecce.com and follow the company on Twitter at @cokecce.
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Forward-Looking Statements

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods. As always, these expectations are based on currently available competitive, financial, and economic data along with our current operating plans and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this news release should be read in conjunction with the risks and uncertainties discussed in our filings with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and other SEC filings.

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; in millions, except per share data)

	Second Quarter		First Six Months
	2015	2014	2015	2014
Net sales	$1,928	$2,333	$3,559	$4,203
Cost of sales	1,223	1,487	2,286	2,707
Gross profit	705	846	1,273	1,496
Selling, delivery, and administrative expenses	430	551	840	1,017
Operating income	275	295	433	479
Interest expense, net	31	30	61	58
Other nonoperating (expense) income	(1)	1	1	—
Income before income taxes	243	266	373	421
Income tax expense	67	68	101	108
Net income	$176	$198	$272	$313
Basic earnings per share	$0.76	$0.80	$1.17	$1.24
Diluted earnings per share	$0.75	$0.78	$1.15	$1.22
Dividends declared per share	$0.28	$0.25	$0.56	$0.50
Basic weighted average shares outstanding	231	249	233	252
Diluted weighted average shares outstanding	235	254	237	257

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited; in millions)

	Second Quarter		First Six Months
	2015	2014	2015	2014
Net income	$176	$198	$272	$313
Components of other comprehensive income (loss):
Currency translations
Pretax activity, net	99	13	(180)	24
Tax effect	—	—	—	—
Currency translations, net of tax	99	13	(180)	24
Net investment hedges
Pretax activity, net	(29)	18	123	17
Tax effect	10	(6)	(43)	(6)
Net investment hedges, net of tax	(19)	12	80	11
Cash flow hedges
Pretax activity, net	(2)	(3)	(4)	(6)
Tax effect	—	—	—	1
Cash flow hedges, net of tax	(2)	(3)	(4)	(5)
Pension plan adjustments
Pretax activity, net	7	7	14	13
Tax effect	(1)	(2)	(3)	(3)
Pension plan adjustments, net of tax	6	5	11	10
Other comprehensive income (loss), net of tax	84	27	(93)	40
Comprehensive income	$260	$225	$179	$353

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions)

	July 3, 2015	December 31, 2014
ASSETS
Current:
Cash and cash equivalents	$418	$223
Trade accounts receivable	1,637	1,514
Amounts receivable from The Coca-Cola Company	63	67
Inventories	411	388
Other current assets	326	268
Total current assets	2,855	2,460
Property, plant, and equipment, net	2,008	2,101
Franchise license intangible assets, net	3,532	3,641
Goodwill	94	101
Other noncurrent assets	217	240
Total assets	$8,706	$8,543
LIABILITIES
Current:
Accounts payable and accrued expenses	$1,931	$1,872
Amounts payable to The Coca-Cola Company	116	104
Current portion of debt	772	632
Total current liabilities	2,819	2,608
Debt, less current portion	3,712	3,320
Other noncurrent liabilities	206	207
Noncurrent deferred income tax liabilities	956	977
Total liabilities	7,693	7,112
SHAREOWNERS’ EQUITY
Common stock	3	3
Additional paid-in capital	3,996	3,958
Reinvested earnings	2,133	1,991
Accumulated other comprehensive loss	(807)	(714)
Common stock in treasury, at cost	(4,312)	(3,807)
Total shareowners’ equity	1,013	1,431
Total liabilities and shareowners’ equity	$8,706	$8,543

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)

	First Six Months
	2015	2014
Cash Flows from Operating Activities:
Net income	$272	$313
Adjustments to reconcile net income to net cash derived from operating activities:
Depreciation and amortization	138	153
Share-based compensation expense	16	15
Deferred income tax expense	12	13
Pension expense less than contributions	(5)	(4)
Net changes in assets and liabilities	(72)	(277)
Net cash derived from operating activities	361	213
Cash Flows from Investing Activities:
Capital asset investments	(183)	(156)
Capital asset disposals	—	26
Other investing activities, net	(13)	—
Net cash used in investing activities	(196)	(130)
Cash Flows from Financing Activities:
Net change in commercial paper	143	412
Issuances of debt	527	347
Payments on debt	(6)	(108)
Shares repurchased under share repurchase programs	(507)	(588)
Dividend payments on common stock	(130)	(125)
Other financing activities, net	16	(7)
Net cash derived from (used in) financing activities	43	(69)
Net effect of currency exchange rate changes on cash and cash equivalents	(13)	(1)
Net Change in Cash and Cash Equivalents	195	13
Cash and Cash Equivalents at Beginning of Period	223	343
Cash and Cash Equivalents at End of Period	$418	$356

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP (a)
(Unaudited; in millions, except per share data which is calculated prior to rounding)

	Second-Quarter 2015
	Cost of sales	Selling, delivery, and administrative expenses	Operating income	Income tax expense	Net income	Diluted earnings per share
Reported (GAAP) (b)	$1,223	$430	$275	$67	$176	$0.75
Items Impacting Comparability:
Mark-to-market effects (c)	(12)	2	10	2	8	0.03
Restructuring charges (d)	—	(4)	4	1	3	0.01
Comparable (non-GAAP)	$1,211	$428	$289	$70	$187	$0.79
		Diluted Weighted Average Shares Outstanding				235

	Second-Quarter 2014
	Cost of sales	Selling, delivery, and administrative expenses	Operating income	Income tax expense	Net income	Diluted earnings per share
Reported (GAAP) (b)	$1,487	$551	$295	$68	$198	$0.78
Items Impacting Comparability:
Mark-to-market effects (c)	7	1	(8)	(3)	(5)	(0.02)
Restructuring charges (d)	—	(54)	54	18	36	0.14
Comparable (non-GAAP)	$1,494	$498	$341	$83	$229	$0.90
		Diluted Weighted Average Shares Outstanding				254

___________________________

(a)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b)	As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)	Amounts represent the net out-of-period mark-to-market impact of non-designated commodity hedges.

(d)	Amounts represent nonrecurring restructuring charges.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP (a)
(Unaudited; in millions, except per share data which is calculated prior to rounding)

	First Six Months 2015
	Cost of sales	Selling, delivery, and administrative expenses	Operating income	Income tax expense	Net income	Diluted earnings per share
Reported (GAAP) (b)	$2,286	$840	$433	$101	$272	$1.15
Items Impacting Comparability:
Mark-to-market effects (c)	(12)	4	8	2	6	0.02
Restructuring charges (d)	—	(13)	13	3	10	0.04
Comparable (non-GAAP)	$2,274	$831	$454	$106	$288	$1.21
		Diluted Weighted Average Shares Outstanding				237

	First Six Months 2014
	Cost of sales	Selling, delivery, and administrative expenses	Operating income	Income tax expense	Net income	Diluted earnings per share
Reported (GAAP) (b)	$2,707	$1,017	$479	$108	$313	$1.22
Items Impacting Comparability:
Mark-to-market effects (c)	6	—	(6)	(2)	(4)	(0.02)
Restructuring charges (d)	—	(62)	62	21	41	0.16
Comparable (non-GAAP)	$2,713	$955	$535	$127	$350	$1.36
		Diluted Weighted Average Shares Outstanding				257

___________________________

(a)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b)	As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)	Amounts represent the net out-of-period mark-to-market impact of non-designated commodity hedges.

(d)	Amounts represent nonrecurring restructuring charges.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT INCOME (a)
(Unaudited; in millions)

	Second-Quarter 2015
	Europe	Corporate	Operating income
Reported (GAAP) (b)	$324	$(49)	$275
Items Impacting Comparability:
Mark-to-market effects (c)	—	10	10
Restructuring charges (d)	4	—	4
Comparable (non-GAAP)	$328	$(39)	$289

	Second-Quarter 2014
	Europe	Corporate	Operating income
Reported (GAAP) (b)	$321	$(26)	$295
Items Impacting Comparability:
Mark-to-market effects (c)	—	(8)	(8)
Restructuring charges (d)	54	—	54
Comparable (non-GAAP)	$375	$(34)	$341

	First Six Months 2015
	Europe	Corporate	Operating income
Reported (GAAP) (b)	$514	$(81)	$433
Items Impacting Comparability:
Mark-to-Market Effects (c)	—	8	8
Restructuring Charges (d)	13	—	13
Comparable (non-GAAP)	$527	$(73)	$454

	First Six Months 2014
	Europe	Corporate	Operating income
Reported (GAAP) (b)	$545	$(66)	$479
Items Impacting Comparability:
Mark-to-Market Effects (c)	—	(6)	(6)
Restructuring Charges (d)	62	—	62
Comparable (non-GAAP)	$607	$(72)	$535

___________________________

(a)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b)	As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)	Amounts represent the net out-of-period mark-to-market impact of non-designated commodity hedges.

(d)	Amounts represent nonrecurring restructuring charges.

COCA-COLA ENTERPRISES, INC.
CURRENCY IMPACT ON OPERATING MEASURES (a)
(Unaudited; percentages rounded to the nearest 0.5 percent)

	% Change vs. Prior Year
	GAAP (b)			non-GAAP (c)
Second-Quarter 2015	Reported	Currency impact on reported	Reported currency-neutral	Comparable	Currency impact on comparable	Comparable currency-neutral
Net sales	(17.5)%	(15.5)%	(2.0)%	(17.5)%	(15.5)%	(2.0)%
Selling, delivery, and administrative expenses	(22.0)	(14.0)	(8.0)	(14.0)	(15.0)	1.0
Operating income	(7.0)	(19.5)	12.5	(15.0)	(17.0)	2.0
Diluted earnings per share	(4.0)	(20.0)	16.0	(12.0)	(20.0)	8.0

Second-Quarter 2014
Net sales	8.0%	5.5%	2.5%	8.0%	5.5%	2.5%
Selling, delivery, and administrative expenses	14.5	5.0	9.5	11.5	5.5	6.0
Operating income	8.5	7.5	1.0	8.5	6.5	2.0
Diluted earnings per share	18.0	8.0	10.0	16.5	7.0	9.5

First Six Months 2015
Net sales	(15.5)%	(16.0)%	0.5%	(15.5)%	(16.0)%	0.5%
Selling, delivery, and administrative expenses	(17.5)	(14.0)	(3.5)	(13.0)	(15.0)	2.0
Operating income	(9.5)	(20.0)	10.5	(15.0)	(18.0)	3.0
Diluted earnings per share	(6.0)	(20.5)	14.5	(11.0)	(21.5)	10.5

First Six Months 2014
Net sales	5.0%	4.5%	0.5%	5.0%	4.5%	0.5%
Selling, delivery, and administrative expenses	1.5	4.0	(2.5)	5.5	4.5	1.0
Operating income	25.0	8.5	16.5	8.0	6.0	2.0
Diluted earnings per share	40.5	10.0	30.5	17.5	7.5	10.0

___________________________

(a)	Currency impact is calculated by converting current year results at prior year exchange rates.

(b)	Calculated based on CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability. See the Reconciliation of GAAP to non-GAAP tables in this release for a list of all items impacting comparability.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF NON-GAAP MEASURES
(Unaudited; in millions, except percentages which are rounded to the nearest 0.5 percent)

	Second-Quarter		First Six Months
	% Change vs. Prior Year		% Change vs. Prior Year
	2015	2014	2015	2014
Net Sales Per Case
Change in net sales per case	(16.5)%	4.5%	(17.0)%	4.5%
Impact of excluding post mix, non-trade, and other	—	1.0	(0.5)	0.5
Impact of currency exchange rate changes	15.5	(5.5)	16.0	(4.5)
Currency-Neutral Bottle and Can Net Pricing Per Case (a)	(1.0)%	—%	(1.5)%	0.5%

Cost of Sales Per Case
Change in cost of sales per case	(17.0)%	2.5%	(17.5)%	3.0%
Impact of excluding post mix, non-trade, and other	(1.5)	1.5	(1.0)	1.0
Impact of currency exchange rate changes	15.5	(5.0)	16.0	(4.5)
Currency-Neutral Bottle and Can Cost of Sales Per Case (a)	(3.0)%	(1.0)%	(2.5)%	(0.5)%

Physical Case Bottle and Can Volume
Change in volume	(1.0)%	3.5%	2.5%	0.5%
Impact of selling day shift	—	—	(2.5)	0.5
Comparable Bottle and Can Volume (b)	(1.0)%	3.5%	—%	1.0%

	First Six Months
Reconciliation of Free Cash Flow (c)	2015	2014
Net cash derived from operating activities	$361	$213
Less: capital asset investments	(183)	(156)
Add: capital asset disposals	—	26
Free Cash Flow	$178	$83

	July 3,	December 31,
Reconciliation of Net Debt (d)	2015	2014
Current portion of debt	$772	$632
Debt, less current portion	3,712	3,320
Less: cash and cash equivalents	(418)	(223)
Net Debt	$4,066	$3,729

___________________________

(a)
The non-GAAP financial measures "Currency-Neutral Bottle and Can Net Pricing Per Case" and "Currency-Neutral Bottle and Can Cost of Sales Per Case" are used to more clearly evaluate bottle and can pricing and cost trends in the marketplace. These measures exclude items not directly related to bottle and can pricing or cost and currency exchange rate changes.

(b)
The non-GAAP measure "Comparable Bottle and Can Volume" is used to analyze the performance of our business on a constant period basis. There were the same number of selling days in the second quarter of 2015 versus the second quarter of 2014. There were four additional selling days in the first six months of 2015 versus the first six months of 2014.

(c)	The non-GAAP measure "Free Cash Flow" is provided to focus management and investors on the cash available for debt reduction, dividend distributions, share repurchase, and acquisition opportunities.

(d)	The non-GAAP measure "Net Debt" is used to more clearly evaluate our capital structure and leverage.